UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2010
SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

777 108th Avenue NE, Suite 1200
Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 256-8000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(f) Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 4, 2010, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Symetra Financial Corporation (“Symetra”) made certain compensation-related decisions for purposes of Symetra’s Annual Incentive Bonus Plan and the 2007-2009 cycle under Symetra’s Performance Share Plan. Based on these decisions, the Compensation Committee approved payment amounts for each of the Symetra executive officers named in the compensation-related tables for 2009 (collectively, the “Named Executive Officers”) set forth in Symetra’s Registration Statement on Form S-1 (Registration No. 333-162344), as amended, at the time it became effective on January 21, 2010 (the “Registration Statement”), and the related final prospectus (the “Prospectus”) filed by Symetra with the Securities and Exchange Commission on January 22, 2010. Such tables did not reflect these payment amounts because, at the time the Registration Statement became effective (such time, the “Effective Time”), the relevant decisions had not yet been made.
The following is a description of 2009 compensation information of Symetra’s Named Executive Officers based on the Compensation Committee’s decisions made on March 4, 2010:
Annual Incentive Bonus Plan
The Compensation Committee determined that the growth in Symetra’s intrinsic business value per share during 2009 was below the threshold of 10%, so the pool under the Annual Incentive Bonus Plan was not funded. However, the Compensation Committee determined to fund a discretionary bonus pool outside of the Annual Incentive Bonus Plan at 60% for bonuses to be paid in March 2010. The level of funding for this discretionary bonus pool was based on the Compensation Committee’s evaluation of Symetra’s operating performance for 2009. The Compensation Committee approved payouts under this bonus pool to certain Named Executive Officers based on each executive’s individual performance during 2009. The total amounts of these bonus pool payouts for Mr. Talbot, Ms. Meister, Mr. Lindsay and Ms. Davies are set forth in the Summary Compensation Table below. These amounts are 100% of the target bonus levels associated with the Annual Incentive Bonus Plan for Mr. Talbot, Ms. Meister, Mr. Lindsay and Ms. Davies.
2007-2009 Cycle under the Performance Share Plan
The Compensation Committee determined that the compound annualized growth in Symetra’s intrinsic business value per share during the 2007-2009 cycle was below the threshold performance level of 10%. However, the Compensation Committee determined to modify the terms of the Performance Share Plan for the 2007-2009 cycle so that the payout would be based on the annualized growth of modified operating return on equity from 2007 through 2009. Modified operating return on equity for a year equals modified operating income for such year divided by Symetra’s adjusted book value as of the first day of such calendar year. Modified operating income equals net income minus realized gains/(losses), hedge and private equity fund investment income and investment income related to our equity investments plus 30 year “A” Bond investment income substituted for equities/hedge and private equity fund performance (valued quarterly) and net investment gains/(losses) on fixed index annuity (FIA) options. With respect to each of the Named Executive Officers, the Compensation Committee approved a 75.6% performance percentage based on the revised performance metrics. The amounts of these payouts are set forth in the Summary Compensation Table below.
2009 Sales Incentive Plan for Mr. McCormick
The total 2009 incentive compensation under Symetra’s 2009 Sales Incentive Plan for Mr. McCormick is set forth in the Summary Compensation Table below. This amount is 96% of the 2009 Sales Incentive Plan goal for Mr. McCormick.

Updates to Table from the Registration Statement and Prospectus
The table set forth below was included in the Registration Statement and Prospectus, but it has been updated to include information that was not calculable as of the Effective Time. New figures have been indicated by bold italics. The table presents compensation earned during 2008 and 2009 by the Named Executive Officers.
Summary Compensation Table
2009 Fiscal Year

					Non-Equity
					Incentive
				Stock	Plan	All Other	Total
		Salary	Bonus	Awards	Compensation	Compensation	Compensation
Name and Principal Position	Year	($)	($) (2)	($) (3)	($) (4)	($) (5)	($)
Randall H. Talbot	2009	525,000	3,325,137	984,532		15,267	4,849,936
President and Chief Executive Officer	2008	525,000	2,131,403		—	14,461	2,670,864

Margaret A. Meister	2009	300,000	1,040,291	103,201		15,024	1,458,516
Executive Vice President and Chief Financial Officer	2008	295,962	535,451		—	14,173	845,586

Richard J. Lindsay	2009	285,000	429,408	—		15,008	729,416
Senior Vice President, Life & Annuities	2008	285,000	293,595		—	14,159	592,754

Patrick B. McCormick	2009	200,000	290,367	—	229,635	15,046	735,048
Senior Vice President, Sales and Distribution	2008	200,000	354,837		—	14,225	569,062

Jennifer V. Davies (1)	2009	235,000	418,908	—		9,238	663,146
Senior Vice President, Enterprise Development

(1)	Ms. Davies was not a named executive officer in 2008.

(2)	For 2008, represents the discretionary amounts awarded for the 2008 Annual Incentive Bonus Plan and the 2006-2008 cycle under the Performance Share Plan paid in March 2009.

For 2009, represents the discretionary amounts awarded for the 2009 Annual Incentive Bonus Plan and the 2007-2009 cycle under the Performance Share Plan paid in March 2010.

The following discretionary amounts were approved for the 2009 Annual Incentive Bonus Plan: Mr. Talbot received $157,500; Ms. Meister received $90,000; Mr. Lindsay received $59,850 and Ms. Davies received $49,350.

The following amounts were approved under the 2007-2009 cycle of Performance Share Plan: Mr. Talbot received $3,167,637; Ms. Meister received $950,291; Mr. Lindsay received $369,558; Mr. McCormick received $290,367 and Ms. Davies received $369,558.

(3)	Represents the fair value of the restricted stock shares at grant date, rather than an amount paid to or realized by the named executive officer.

(4)	Represents the amount Mr. McCormick earned as of December 31, 2009 for his 2009 Sales Incentive Plan.

(5)	Represents (i) employer contributions to the Symetra Financial Retirement Savings Plan were $13,800 in 2008 and $14,700 in 2009 for each of our Named Executive Officers except for Ms. Davies whose employer contributions was $8,985 in 2009; and (ii) employer-paid life insurance premiums with respect to each Named Executive Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION
By:	/s/ George C. Pagos
Name:	George C. Pagos
Title:	Senior Vice President, General Counsel and Secretary

Date: March 9, 2010